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PROSPECTUS SUPPLEMENT DATED DECEMBER 8, 2008

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR THE INSTITUTIONAL CLASS SHARES OF THE FUNDS LISTED BELOW:

AIM CORE BOND FUND                      AIM LIMITED MATURITY TREASURY FUND
AIM DYNAMICS FUND                       AIM MONEY MARKET FUND
AIM GLOBAL REAL ESTATE FUND             AIM REAL ESTATE FUND
AIM HIGH YIELD FUND                     AIM SHORT TERM BOND FUND
AIM INCOME FUND                         AIM U.S. GOVERNMENT FUND

Effective on or about February 16, 2009, the following information replaces in its entirety the information appearing under the heading "RISK/RETURN SUMMARY -- AIM LIMITED MATURITY TREASURY FUND (LIMITED MATURITY TREASURY) - PRIMARY INVESTMENT STRATEGIES" on page 3 of the prospectus:

"PRIMARY INVESTMENT STRATEGIES

The fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury, including bills, notes and bonds.

     The fund invests principally in short-term U.S. Treasury notes with remaining maturities of five years or less at the time of purchase. The portfolio managers construct a portfolio utilizing a top-down investment approach that involves an evaluation of the overall economic environment and its potential impact on both short-term and long-term interest rates.

     The fund intends to maintain an average weighted maturity of three years or less.

     Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies."

Effective on or about February 16, 2009, the following information replaces in its entirety the information appearing under the heading "INVESTMENT OBJECTIVE, STRATEGIES AND RISKS --- OBJECTIVE AND STRATEGIES - LIMITED MATURITY TREASURY" on page 20 of the prospectus:

"LIMITED MATURITY TREASURY

The fund's investment objective is liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

     The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

     The fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury, including bills, notes and bonds. The fund invests principally in short-term U.S. Treasury notes with remaining maturities of five years or less at the time of purchase. The fund intends to maintain an average weighted maturity of three years or less.

     In constructing the portfolio, the portfolio managers utilize a top-down investment approach. The top-down investment approach involves an evaluation by the portfolio managers of the overall economic environment and its potential impact on the level and direction of both short-term and long-term interest rates. The portfolio managers then select individual securities after performing a risk/reward analysis based on their interest rate outlook. The portfolio managers attempt to select securities which provide predictable limits on the fund's volatility, while maximizing total return.

     The portfolio managers will consider selling a security: (i) when a change in the economic or interest rate outlook indicates assets should be reallocated,
(ii) when owning another security would provide a better risk/return profile or
(iii) to meet shareholder redemptions.

      The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.

     The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective."